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                                                                   EXHIBIT 10.12

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of the 2nd day of November, 1998, by and among Metal Management, Inc., a Delaware corporation (the "COMPANY"), and the holders listed on the signature pages hereto (each a "SELLER" and collectively, the "SELLERS").

                                    RECITALS:

         A. Pursuant to an Agreement and Plan of Merger dated as of November 2, 1998 (the "FPX MERGER AGREEMENT"), by and among the Company, FPX, Inc., a Tennessee corporation, Alan J. Perlman, Barry L. Panitz, Monte R. Panitz, Frank Perlman and FPX Mergeco, Inc., a Tennessee corporation, and pursuant to an Asset Purchase Agreement dated as of November 2, 1998 (the "STCC PURCHASE AGREEMENT") by and among the Company, Southern Tin Compress Corporation, a Tennessee corporation and certain of the Sellers, Sellers received from the Company shares of the Company's Series C Preferred Stock, par value $.01 per share (the "PREFERRED STOCK"). The Preferred Stock is convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), pursuant to the Certificate of Designations, Preferences and Rights establishing the Preferred Stock (the "CERTIFICATE OF DESIGNATION"). All terms which are capitalized and used without definition herein shall have the meanings ascribed to such terms in the FPX Merger Agreement and the STCC Purchase Agreement.

         B. As a condition precedent to the closing of the transactions contemplated by the FPX Merger Agreement and STCC Purchase Agreement, the Company agreed to grant to the Sellers certain registration rights with respect to the shares of Common Stock issuable by the Company upon conversion of the Preferred Stock.

         C. Monte R. Panitz, Barry L. Panitz and Perlman Consulting L.L.C. are each receiving Warrants from the Company, pursuant to which they have a right to receive shares of Common Stock, and the Company has agreed to grant each of such warrant holders certain registration rights with respect to a portion of such shares of Common Stock.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         1. For purposes of this Agreement, the following terms shall have the meanings set forth below:

             (a) "DIVIDEND PAYMENT SHARES" means the shares of Common Stock, if any, issued by the Company as dividends in respect of the Preferred Stock in accordance with the Certificate of Designation;

             (b) "ELIGIBLE HOLDER" means each of the Sellers (or its assigns) to the extent it (or its assigns) then holds any Registrable Securities;




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             (c) "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and pursuant to Rule 415 under the Securities Act ("RULE 415") or any successor rule providing for the offering of securities on a continuous basis ("REGISTRATION STATEMENT"), and the declaration or ordering of effectiveness of the Registration Statement by the Securities and Exchange Commission (the "COMMISSION");

             (d) "REGISTRABLE SECURITIES" shall mean (i) the shares of Common Stock issued or issuable either upon conversion of the Preferred Stock or otherwise in accordance with the Certificate of Designation, (ii) the Dividend Payment Shares, (iii) the Warrant Shares and (iv) any shares of capital stock of the Company issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of such shares referenced in (i), (ii) and (iii);

             (e) "WARRANT SHARES" refer collectively to (i) with respect to Perlman Consulting, L.L.C., all of the shares of Common Stock which may be acquired pursuant to the exercise of its Warrant dated the date hereof in the amount of 172,880 shares of Common Stock, (ii) with respect to Monte R. Panitz, all of the shares of Common Stock which may be acquired pursuant to the exercise of his Warrant dated the date hereof in the amount of 51,060 shares of Common Stock, and (iii) with respect to Barry L. Panitz, all of the shares of Common Stock which may be acquired pursuant to the exercise of his Warrant dated the date hereof in the amount of 51,060 shares of Common Stock;

         2.  Mandatory Registration.

             (a) On or before November 2, 1999 (the "FILING DEADLINE"), the Company shall prepare and file a Registration Statement on Form S-3 (or, if Form S-3 is not available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities as a "shelf" registration statement under rule 415) covering the resale of (i) the number of shares of Common Stock which would be issuable if the Preferred Shares were converted into shares of Common Stock at a conversion price of $9.00, and (ii) the Warrant Shares. The Registration Statement shall also state, to the extent permitted by Rule 416 under the Securities Act, that it also covers the Dividend Payment Shares.

             (b) Upon a registration pursuant to the provisions of this Section 2, the Company shall use reasonable commercial efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Eligible Holder may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 2 in which it is not otherwise required to qualify to do business.

             (c) The Company shall use reasonable commercial efforts to keep effective any registration or qualification contemplated by this Section 2 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus,

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application, document and communication for such period of time as shall be required to permit the Eligible Holder to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of the earlier to occur of (i) nine (9) months from the date on which the Eligible Holders are first free to sell all Registrable Securities under Rule 144 of the Securities Act, and (ii) three (3) years from the date of filing the registration statement; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

             (d) In the event of a registration pursuant to the provisions of this Section 2, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

             (e) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall use reasonable commercial efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

             (f) The Company shall notify each Eligible Holder promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; provided, however, that the Company shall be under no obligation to notify the Eligible Holders of the filing of any annual, quarterly or periodic report filed by the Company pursuant to the Securities Exchange Act of 1934, as amended. The Company shall notify the Eligible Holder promptly of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus; provided, however, that the Company shall not be required to update and/or correct such prospectus if, and so long as, the Board of Directors of the Company determines in good faith that to do so at such time would be detrimental to the business or prospects of the Company. Any such period (beginning upon notification of the Eligible Holder) in which the prospectus remains not updated or corrected is herein referred to as a "STANDSTILL PERIOD."

             (g) The Company shall notify the Eligible Holder of the issuance by the Commission of any stop or other order suspending the effectiveness of the registration statement. If at any time the Company shall receive any such order, the Company shall use its best efforts to

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obtain the withdrawal or lifting of such order at the earliest possible time;
provided, however, that the Company shall not be required to obtain the withdrawal or lifting of such order if, and so long as, the Board of Directors of the Company determines in good faith that to do so at such time would be detrimental to the business or prospects of the Company.

             (h) The Filing Deadline shall be extended by the number of days during any period in which the Company has been advised by its outside counsel that the registration statement will not be accepted for filing by the Commission as a result of the Company then having on file a registration statement which has not yet gone effective or a proxy statement that is then being reviewed by the Commission.

             (i) In connection with the registration of Registrable Securities pursuant to a registration statement, each Eligible Holder shall: (i) furnish to the Company such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof; and (ii) upon receipt of any notice from the Company of the initiation of a Standstill Period, immediately discontinue disposition of Registrable Securities pursuant to the registration statement until receiving written notice from the Company that the Standstill Period has terminated.

             (j) The Company shall use reasonable commercial efforts to have the Registrable Securities included for quotation on the Nasdaq National Market.

         3.  Indemnification.

             (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 3, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any pending litigation, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this Section 3 collectively called an "APPLICATION") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus,

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or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of such Eligible Holder's failure to comply with the terms and provisions of this Agreement, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement.

             If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "INDEMNIFIED PARTY") in respect of which the Company is required to indemnify an indemnified party pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action and the Company shall promptly assume the defense of such action, including the employment of counsel, provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties. Anything in this Section 3 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company agrees promptly to notify Eligible Holder of the commencement of any litigation or proceedings against the Company or any of it officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

             (b) Each Eligible Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by such Eligible Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to such Eligible Holder in Section 3(a), with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with information furnished to the Company with respect to such Eligible Holder by or on behalf of such Eligible Holder, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any application, and in respect of which an Eligible Holder is required to indemnify the Company pursuant to this Section 3(b), such Eligible Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 3(a).

         4.  Miscellaneous.

             (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Sellers, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

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             (b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

             (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in accordance with the provision of the FPX Merger Agreement and the STCC Purchase Agreement.

             (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Securities subject to the terms hereof.

             (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

             (f) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

             (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to its conflicts of law provisions.

             (h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions contained herein shall not be affected or impaired thereby.

             (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.







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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


METAL MANAGEMENT, INC.                            /s/ Michael Wexler
                                                  ----------------------------------------
                                                  MICHAEL WEXLER
By:  /s/ David A. Carpenter
     -----------------------------------
     David A. Carpenter, Vice President           /s/ Alice Wexler
                                                  ----------------------------------------
                                                  ALICE WEXLER

SOUTHERN TIN COMPRESS
CORPORATION, a Tennessee corporation              /s/ Jonathan Wexler
                                                  ----------------------------------------
                                                  JONATHAN WEXLER
By:  /s/ Alan J. Perlman
     -----------------------------------
     Alan J. Perlman, President                   /s/ Izzy Panitz
                                                  ----------------------------------------
                                                  IZZY PANITZ

/s/ Alan J. Perlman
----------------------------------------          /s/ Mary Lynn Perl
ALAN J. PERLMAN                                   ----------------------------------------
                                                  MARY LYNN PERL

/s/ Frank Perlman
----------------------------------------          /s/ Rochelle Perlman
FRANK PERLMAN                                     ----------------------------------------
                                                  ROCHELLE PERLMAN, as Trustee of I.
                                                  Frank Perlman GRAT dated 11/26/97
/s/ Monte R. Panitz
----------------------------------------
MONTE R. PANITZ                                   /s/ Saul Perlman
                                                  ----------------------------------------
                                                  SAUL PERLMAN
/s/ Barry L. Panitz
----------------------------------------
BARRY L. PANITZ                                   PERLMAN CONSULTING, L.L.C.


                                                  By:  /s/ Alan J. Perlman
                                                       -----------------------------------
                                                       Alan J. Perlman








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